EXHIBIT 10.7

ASSIGNMENT, DELEGATION AND ASSUMPTION AGREEMENT

dated November 13, 2012

between

BLACKROCK ASSET MANAGEMENT INTERNATIONAL INC.

and

iSHARES® DELAWARE TRUST SPONSOR LLC

- i -

ASSIGNMENT, DELEGATION AND ASSUMPTION AGREEMENT dated as of November 13, 2012 (the “Agreement”)

BETWEEN

(1) BLACKROCK ASSET MANAGEMENT INTERNATIONAL INC., a company incorporated in the State of Delaware and formerly known as Barclays Global Investors International Inc. (“BAMI”); and

(2) iSHARES® DELAWARE TRUST SPONSOR LLC, a limited liability company organized under the laws of the State of Delaware (“iDTS”).

WHEREAS

(A) In its capacity as the sponsor of the iShares® Gold Trust, a trust governed by the laws of the State of New York (the “Gold Trust”), BAMI has executed and entered into, or is an express third-party beneficiary of, each of the agreements listed on Schedule A attached hereto (each, as amended and in effect on the date hereof, a “Gold Trust Agreement”);

(B) In its capacity as the sponsor of the iShares® Silver Trust, a trust governed by the laws of the State of New York (the “Silver Trust” and, together with the Gold Trust, the “Trusts” and each, a “Trust”), BAMI has executed and entered into, or is an express third-party beneficiary of, each of the agreements listed on Schedule B attached hereto (each, as amended and in effect on the date hereof, a “Silver Trust Agreement”);

(C) In connection with an internal reallocation of functions within the BlackRock Group (a family of corporate and other legal entities ultimately controlled by BlackRock, Inc., a Delaware corporation), BAMI wishes to cease acting as the sponsor of each of the Trusts, and iDTS wishes to become the sponsor of each of the Trusts; and

(D) In furtherance of the reallocation referred to above, BAMI wishes to assign all of its rights, and delegate the performance of all of its obligations, under each of the Gold Trust Agreements and the Silver Trust Agreements (collectively, the “Assigned Agreements” and each, an “Assigned Agreement”) to iDTS, and iDTS wishes to acquire such rights from BAMI and assume responsibility for the performance of such obligations in lieu of BAMI.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound, have agreed as follows:

ARTICLE I

ASSIGNMENT OF RIGHTS; DELEGATION OF DUTIES

Section 1.01. Assignment, Delegation and Assumption

Subject to the conditions set forth in Section 2.01 hereof, with effect with respect to each Trust and its related Assigned Agreements from and after the respective Effective Date (as defined in such Section 2.01):

(a) BAMI hereby irrevocably assigns, transfers and conveys to iDTS all of the rights, claims, entitlements and causes of action arising in its favor under each Assigned Agreement, and iDTS hereby irrevocably accepts such assignment, transfer and conveyance; and

(b) BAMI hereby irrevocably delegates to iDTS the performance of all of the obligations, compliance with all of the covenants and the discharge of all of the duties and liabilities to which BAMI is subject under or pursuant to the provisions of each Assigned Agreement, and iDTS hereby accepts such delegation and assumes full responsibility for the performance of such obligations, the compliance with such covenants and the discharge of such duties and liabilities, in each case in compliance with the provisions of the relevant Assigned Agreement; provided, that iDTS assumes no responsibility for the performance of any obligations or the discharge of any duties and liabilities of BAMI arising under any Assigned Agreement prior to its respective Effective Date.

Section 1.02. No Impairment

Nothing in this Agreement shall have the effect of discharging any obligations or liabilities of BAMI arising under any Assigned Agreement prior to its Effective Date, or shall impair the ability of any person, in its capacity as a party to, or beneficiary of, an Assigned Agreement, or otherwise, to enforce against BAMI any obligations or liabilities or to pursue any remedies that such person may have against BAMI as a result of BAMI’s acts or omissions prior to the respective Effective Date.

ARTICLE II

CONDITIONS PRECEDENT

Section 2.01. Effectiveness

This Agreement will become effective with respect to a Trust and its related Assigned Agreements on the date on which all of the following conditions precedent shall have been satisfied (such date, the “Effective Date” with respect to such Trust and such Assigned Agreements):

(a) Each party to the Assigned Agreements listed in Part I of Schedule A (in the case of the Gold Trust) or in Part I of Schedule B (in the case of the Silver Trust), other than BAMI, shall have given its written consent to the assignment of such Assigned Agreement to iDTS;

(b) Each party to at least 2 of the Assigned Agreements listed in Part II of Schedule A (in the case of the Gold Trust) or in Part II of Schedule B (in the case of the Silver Trust) shall have given its written consent to the assignment of such Assigned Agreement to iDTS; and

(c) A registration statement under the Securities Act of 1933, as amended, (the “Securities Act”) shall have been filed with the United States Securities and Exchange Commission by iDTS in its capacity as the sponsor of such Trust and such registration statement shall have become effective under the Securities Act and the rules thereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of iDTS

As of the date hereof, iDTS hereby expressly represents and warrants to BAMI, for the benefit of BAMI and each of the other parties to the Assigned Agreements, as follows:

(a) Organization. iDTS is a limited liability company organized and existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement, and to undertake and discharge the duties and responsibilities delegated to it hereunder, in each case pursuant to and as provided in each Assigned Agreement.

(b) No Breach, Etc. Neither the execution, delivery and performance by iDTS of this Agreement nor the consummation of the transactions contemplated hereby or by the Assigned Agreements does or will violate or conflict with any provision of iDTS’s organizational documents or any provision of any existing law, regulation, administrative order or judgment of any court applicable to iDTS.

(c) Consents, Approvals, Etc. No authorization, consent, license or approval of, or other action by, or notice to or filing with, any governmental body or any other person is required for the due authorization, execution, delivery, or performance by iDTS of this Agreement or the consummation of the transactions contemplated by this Agreement and the Assigned Agreements.

(d) No conflict. The execution and delivery of this Agreement, and the performance by iDTS of its obligations hereunder and, on and after each Effective Date, under the Assigned Agreements, do not and will not result in any breach of, violate or constitute a default under, any indenture, agreement or instrument to which iDTS is a party or by which it is bound.

(e) Execution and Delivery. This Agreement has been duly executed and delivered by iDTS and it is, and on and after each Effective Date each of the related Assigned Agreements will be, the legal, valid and binding obligation of iDTS enforceable against iDTS in accordance with its terms, except as enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

ARTICLE IV

MISCELLANEOUS

Section 4.01. Effect of Headings and Table of Contents

The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.02. Severability

In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.03. Governing Law

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to the choice of law provisions thereof.

Section 4.04. Counterparts

This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, we have set our hands as of the date first written above.

BlackRock Asset Management		iShares® Delaware Trust Sponsor LLC
International Inc.

By:	/s/ Jack Gee	By:	/s/ Patick Dunne
	Name: Jack Gee		Name: Patrick Dunne
	Title: Managing Director		Title: Chief Executive Officer and President

By:	/s/ Raymund Santiago	By:	/s/ Raman Suri
	Name: Raymund Santiago		Name: Raman Suri
	Title: Director		Title: Managing Director

SCHEDULE A

GOLD TRUST AGREEMENTS

PART I.

1.	Second Amended and Restated Depositary Trust Agreement dated as of September 2, 2010 between BAMI, as sponsor, and The Bank of New York Mellon, as trustee.

2.

First Amended and Restated Custodian Agreement dated September 2, 2010 between JPMorgan Chase Bank N.A., London branch (the “Custodian”), and The Bank of New York Mellon in its capacity as the trustee of the iShares® Gold Trust, together with the fee agreement between BAMI and the Custodian referred to in Section 10.1 thereof.

3.	License Agreement dated as of January 29, 2004 between The Bank of New York and BlackRock Institutional Trust Company, N.A. (f/k/a Barclays Global Investors, N.A.).

4.

Sublicense Agreement dated as of January 19, 2005 between BlackRock Institutional Trust Company, N.A. (f/k/a Barclays Global Investors, N.A.) and The Bank of New York in its capacity as the trustee of the iShares® Gold Trust.

PART II.

1.	Authorized Participant Agreement dated October 8, 2012 among ABN AMRO Clearing Chicago LLC, The Bank of New York, in its capacity as a trustee of the iShares® Gold Trust, and BAMI.

2.

Authorized Participant Agreement dated as of January 24, 2005 among Barclays Capital Inc., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

3.

Authorized Participant Agreement dated as of February 3, 2005 among Citigroup Global Markets Inc., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

4.

Authorized Participant Agreement dated as of September 19, 2006 among Credit Suisse Securities (USA) LLC, The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

5.

Authorized Participant Agreement dated as of February 11, 2005 among Deutsche Bank Securities Inc., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

6.

Authorized Participant Agreement dated as of January 24, 2005 among Goldman Sachs & Co., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

7.

Authorized Participant Agreement dated as of January 24, 2005 among Goldman Sachs Execution & Clearing, L.P., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

Sch. A-1

8.

Authorized Participant Agreement dated as of March 9, 2005 among J.P. Morgan Securities Inc., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

9.

Authorized Participant Agreement dated as of December 14, 2009 among Knight Clearing Services LLC, The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

10.

Authorized Participant Agreement dated as of January 24, 2005 among Merrill Lynch Professional Clearing Corp., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

11.

Authorized Participant Agreement dated as of December 15, 2009 among Newedge Group USA, The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

12.

Authorized Participant Agreement dated as of June 26, 2009 among Scotia Capital (USA) Inc., The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

13.	Authorized Participant Agreement dated as of October 29, 2010 among UBS Securities LLC, The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI.

14

Authorized Participant Agreement dated as of April 24, 2009 among Virtu Financial BD LLC, The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

15.

Authorized Participant Agreement dated as of April 7, 2008 among Virtu Financial Capital Markets, LLC, The Bank of New York, in its capacity as the trustee of the iShares® Gold Trust, and BAMI (as successor to Barclays Global Investors, N.A.).

Sch. A-2

SCHEDULE B

SILVER TRUST AGREEMENTS

PART I.

1.	Depositary Trust Agreement dated as of April 21, 2006 between BAMI, as sponsor, and The Bank of New York, as trustee.

2.

Custodian Agreement dated April 26, 2006 between JPMorgan Chase Bank N.A., London branch (the “Custodian”), and The Bank of New York Mellon in its capacity as the trustee of the iShares® Silver Trust, together with the fee agreement between the BAMI and the Custodian referred to in Section 10.1 thereof.

3.	License Agreement dated as of April 26, 2006 between The Bank of New York and BAMI.

4.	Sublicense Agreement dated as of April 26, 2006 between BAMI and The Bank of New York in its capacity as the trustee of the iShares® Silver Trust.

PART II.

1.	Authorized Participant Agreement dated as of April 21, 2006 among Barclays Capital Inc., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

2.	Authorized Participant Agreement dated as of April 21, 2006 among Citigroup Global Markets Inc., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

3.	Authorized Participant Agreement dated as of September 6, 2006 among Credit Suisse Securities (USA), LLC, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

4.	Authorized Participant Agreement dated as of April 21, 2006 among Goldman Sachs & Co., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

5.	Authorized Participant Agreement dated as of April 21, 2006 among Goldman Sachs Execution & Clearing L.P., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

6.	Authorized Participant Agreement dated as of April 21, 2006 among J.P. Morgan Securities Inc., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

Sch. B-1

7.	Authorized Participant Agreement dated as of December 14, 2009 among Knight Clearing Services LLC, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

8.

Authorized Participant Agreement dated as of April 21, 2006 among Merrill Lynch Professional Clearing Corp., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

9.	Authorized Participant Agreement dated as of December 15, 2009 among Newedge Group USA, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

10.	Authorized Participant Agreement dated as of March 24, 2011 among RBC Capital Markets, LLC, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

11.	Authorized Participant Agreement dated as of October 7, 2008 among Scotia Capital (USA) Inc., The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

12.	Authorized Participant Agreement dated as of April 21, 2006 among UBS Securities LLC, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

13	Authorized Participant Agreement dated as of April 24, 2009 among Virtu Financial BD LLC, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

14.	Authorized Participant Agreement dated as of July 5, 2006 among Virtu Financial Capital Markets, LLC, The Bank of New York, in its capacity as the trustee of the iShares® Silver Trust, and BAMI.

Sch. B-2